MERITOR

2014 Bank of America Merrill Lynch Leveraged Finance Conference

Kevin Nowlan, Senior Vice President & CFO

December 2, 2014

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. SEC filings may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military program winds down by design through 2015; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Fiscal Year 2014 Highlights

Strong Financial Performance[5] [6]

- Adjusted EBITDA margin of 8.3%
- Adjusted Diluted EPS from Continuing Ops. of $1.02
- $138 million of Free Cash Flow

Strengthening the Balance Sheet

- $209M Eaton settlement proceeds
- Achieved M2016 net debt target two years early[3]
- Significantly improved pension funded position

Focus on Customer Value

- Long-term supply agreements executed with:

DAIMLER
Daimler Trucks North America

VOLVO

Delivering Value Directly to Shareholders

- $210M equity repurchase program announced

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."
6. GAAP net income attributable to Meritor, Inc. was $249 million for FY 2014. GAAP income from continuing operations attributable to Meritor, Inc. was $279 million for FY 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $2.81 for FY 2014. Cash flow provided by operations was $215 million for FY 2014.

Fiscal Year 2014 Select Financial Information

(in millions, except per share amounts)

	Twelve Months Ended Sep. 30 2014	Twelve Months Ended Sep. 30 2013	FY14 Guidance[5]	
Sales				
Commercial Truck & Industrial	$2,980	$2,920		
Aftermarket & Trailer	920	871		
Intersegment Sales Eliminations	(134)	(119)		
Total Sales	$3,766	$3,672	~ $3,750 - $3,800	✓
EBITDA				
Commercial Truck & Industrial	$218	$192		
Aftermarket & Trailer	106	87		
Segment EBITDA[1] [2]	$324	$279		
Unallocated Corporate Expense	(10)	(15)		
Adjusted EBITDA[1]	$314	$264		
Adjusted EBITDA Margin[1]	8.3%	7.2%	7.7% - 7.9%	✓
Adj. Diluted Earnings Per Share[1] [3]	$1.02	$0.42	$0.65 - $0.75	✓
Free Cash Flow[1] [3]	$138	($150)	$50 - $75M	✓

align. achieve. advance.

Impact on EBITDA

- Material Cost Reductions
- Labor & Burden Performance
- Structural Cost Reductions
- Pricing

Achieved 53% conversion on incremental sales despite South America and Defense headwinds[4]

1) See Appendix – "Non-GAAP Financial Information."
2) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.
3) GAAP income from continuing operations attributable to Meritor, Inc. was [illegible] million for the twelve month period ended September 30, 2014 and [illegible] million for the twelve month period ended September 30, 2013. GAAP diluted earnings (loss) per share from continuing operations attributable to Meritor, Inc. was [illegible] for the twelve month period ended September 30, 2014 and [illegible] for the twelve month period ended September 30, 2013. Cash flow provided by operations was [illegible] million for the twelve month period ended September 30, 2014 and [illegible] million for the twelve month period ended September 30, 2013.
4) Conversion is defined as the change in Adjusted EBITDA divided by the change in sales.
5) Based on FY14 outlook as announced on July 31, 2014.

Path to 10 Percent Adjusted EBITDA Margin

M2016

align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



Revenue Improvement
New Business Wins
Market Recovery at Normal Conversion of 15-20%
Execution Actions
Reduce Product Cost
Drive Operational Excellence
Meritor Value Proposition
110 basis point expansion
7.2%
Headwinds
FMTV wind-down
Suspensys JV sale
FY14 Performance
Material cost reductions
Labor & Burden performance
Pricing
8.3%
FY15-16 Performance & Conversion on Incremental Revenue
10%
FY13 Actual
FY14 Actual
FY16 Target

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Net Debt Scorecard

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



$1,915M
Debt $1,060
Pension, OPEB and Other $1,112
Cash ($257)
FY12 Ending Balance
$476M Net Debt Reduction Achieved by
• After-tax Eaton proceeds of $209 million
• Suspensys proceeds of $160 million
• Free cash flow generation
• Execution of pension de-risking strategies
$1,439M
Debt $972
Pension, OPEB and Other $714
Cash ($247)
FY14 Ending Balance
< $1.5B
M2016 Target
FY16 Ending Balance

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Revenue Scorecard

M 2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]


As of Sep. 30, 2014
Incremental Booked Revenue(1)
$180
$145
($35)
Market Impact
$500M
FY16 Target
India
45%
South America
25%
Europe
20%
North America
10%
Revenue Materialization Prior to End of FY16(1)
$90
($40)
Market Impact
$250M
FY16 Target
$130

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Debt Maturity Profile



(in millions)
Liquidity[2]
Percent of Revenue
22%
$832
$86
$499
$247
Sept. 30, 2014
US A/R Securitization Facility Availability
Revolver Availability [2]
Cash
Undrawn U.S. Securitization[1]
Undrawn Revolver (non-extending)
Convertible Debt
Debt
Foreign Debt
Undrawn Letters of Credit Outstanding
Undrawn Revolver (extending)
$700
$600
$500
$400
$300
$200
$100
$0
$18
$55 Convertible (Put Date)
$89
$11
$100
$25
$410
$162 Convertible (Put Date)
$275
$250 Convertible (Put Date)
$225
FY15
FY16
FY17
FY18
FY19
FY20
FY21
//
FY24

S&P Credit Rating Upgrade to B+ on Nov. 18th

1) U.S. securitization facility size is $100M. Accounts Receivable availability as of Sep. 30, 2014 was $86M.
2) Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter).

Summary

Strong Financial Performance

Strengthening the Balance Sheet

M 2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]

Focus on Customer Value

Delivering Value Directly to Shareholders

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

MERITOR®

Appendix

Business Segments

Commercial Truck & Industrial

- Drivetrain systems and components, including axles, drivelines, braking and suspension systems
- Medium- and heavy-duty truck markets in North America, South America, Europe and Asia Pacific
- Truck, defense and specialty



Aftermarket & Trailer

- New and remanufactured axles, brakes, suspensions, transmissions and components for all-makes aftermarket customers
- Wide variety of undercarriage products and systems for trailer applications



Globally Diverse Business Portfolio

FY14 Sales by Segment


Commercial Truck
& Industrial
76%
Aftermarket
& Trailer
24%

FY14 Sales by Region


North
America
58%
Europe
21%
Asia
Pacific
10%
South
America
11%

FY14 Sales $3.8B

Global Footprint

MORE THAN 9,000 EMPLOYEES IN 18 COUNTRIES



27 MANUFACTURING SITES

Melbourne, Australia
Liege, Belgium
Caxias do Sul, Brazil
Osasco, Brazil
Resende, Brazil
Shiyan, China
Xuzhou, China
Venissieux, France
Mysore, India
Cameri, Italy
Ciénega de Flores, Mexico
Escobedo, Mexico
Jurong Town, Singapore
Lindesberg, Sweden
Izmir, Turkey
Coventry, United Kingdom
Cwmbran, United Kingdom
Fletcher, N.C., USA
Forest City, N.C., USA
Frankfort, Ky., USA
Franklin, Ky., USA
Laurinburg, N.C., USA
Manning, S.C., USA
Morristown, Tenn., USA
Newark, Ohio, USA
Plainfield, Ind., USA
York, S.C., USA

7 GLOBAL OFFICES

Osasco, Brazil
Shanghai, China
Mysore, India
Yokohama, Japan
Amsterdam, Netherlands
Zurich, Switzerland
Troy, Mich., USA*

9 JOINT VENTURES

Caxias do Sul, Brazil
Shiyan, China
Xuzhou, China
Venissieux, France
Mysore, India (2)
Escobedo, Mexico
Izmir, Turkey
Troy, Mich., USA

10 MAJOR TECHNICAL CENTERS AND ENGINEERING OFFICES

Melbourne, Australia
Osasco, Brazil
Shanghai, China
Xuzhou, China
Bangalore, India
Mysore, India
Cameri, Italy
Ciénega de Flores, Mexico
Cwmbran, UK
Troy, Mich., USA

8 DISTRIBUTION CENTERS

Melbourne, Australia
Osasco, Brazil
Brampton, Canada
Edmonton, Canada
Neuwied, Germany
Pune, India
Ciénega de Flores, Mexico
Florence, Ky., USA

* World Headquarters

M2016 Strategy

M2016 align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2,5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]

Strategies and Goals

Drive Operational Excellence

1. Continue to execute the Meritor Production System to achieve targeted improvements.
   - Safety: <0.8 Total case rate
   - Quality: PPM <75
   - Delivery: >99%
   - Cost: 2.6% per year
   - Employee Involvement: >3 Suggestions per employee
2. Optimize manufacturing footprint to drive additional cost savings. (Strategic Evaluation)

Focus on Customer Value

1. Introduce new products and win new customer business to drive profitable growth.
   - Revenue From New Products / Customers: >10%
2. Achieve the Meritor Value Proposition through pricing for value. (Strategic Evaluation)
3. Meet and/or exceed global customer expectations in terms of quality, delivery, innovation and customer service.
   - Customer Scorecards

Reduce Product Cost

1. Drive reductions in annual material cost through:
   - Commercial negotiations
   - Best Cost Country Sourcing
   - Technical innovation
   - 2.5%/year
1. Improve working capital performance through reduced inventory.
   - 10 turns

Invest in a High-Performing Team

1. Strengthen employee engagement to achieve higher levels of performance.
   - Culture survey scores of 75+ on all 12 factors (75+)
   - Continuous improvement in local site surveys
2. Build a diverse and inclusive culture through improvement in retention, moves and promotions and recruitment.
   - Year-over-year improvement

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could affect the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, Adjusted EBITDA margin, free cash flow and net debt which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

(in millions)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013[1]
Adjusted EBITDA	$314	$264
Interest Expense, Net	(130)	(126)
Provision for Income Taxes	(31)	(64)
Depreciation and Amortization	(67)	(67)
Non-controlling Interests	(5)	(2)
Loss on Sale of Receivables	(8)	(6)
Restructuring Costs	(10)	(23)
Antitrust Settlement with Eaton	208	-
Specific Warranty Contingency	8	(7)
Pension Settlement Loss	-	(109)
Gain on Sale of Investment	-	125
Income (Loss) From Continuing Operations Attributable to Meritor, Inc.	$279	($15)
Loss From Discontinued Operations Attributable to Meritor, Inc.	(30)	(7)
Net Income (Loss) Attributable to Meritor, Inc.	$249	($22)
Adjusted EBITDA Margin	8.3%	7.2%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation
(in millions, except per share amounts)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013(1)
Income (Loss) From Continuing Operations Attributable to Meritor, Inc.	$279	($15)
Adjustments (net of tax)		
Antitrust Settlement with Eaton	(208)	-
Loss on Debt Extinguishment	31	19
Restructuring Costs	7	22
Gain on Sale of Investment	-	(92)
Pension Settlement	-	100
Specific Warranty Contingency	(8)	7
Adjusted Income From Continuing Operations	$101	$41
Adjusted Diluted Earnings Per Share From Continuing Operations	$1.02	$0.42
Diluted Shares Outstanding	99.2	97.1

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013[1]
Cash provided by (used for) operating activities	$215	($96)
Capital expenditures	(77)	(54)
Free cash flow	$138	($150)

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

MERITOR®